EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Arthur Bertagnolli, the Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer) of SAVOY ENERGY CORPORATION (the “Company”), DOES HEREBY CERTIFY that:

1.  The Company's Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2011 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

October 29, 2012

/s/ Arthur Bertagnolli
Arthur Bertagnolli
Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to SAVOY ENERGY CORPORATION and will be retained by SAVOY ENERGY CORPORATION and furnished to the Securities and Exchange Commission or its staff upon request.